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Exhibit 24.1  Consent of Independent Accountants


We hereby consent to the use of our report included in the Registration Statement on Form S-8, dated November 30, 1995 relating to the financial statements of Exten Industries, Inc.



     /s/ Harlan & Boettger
--------------------------------
San Diego, California
August 5, 1996

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